Exhibit 99.4

Silexion Therapeutics Ltd. and Moringa Acquisition Corp

Announce Closing of their Business Combination

The combined company’s shares and warrants are expected to begin trading on Nasdaq under the tickers “SLXN” and “SLXNW”, respectively on August 16, 2024.

Modi’in, Israel and New York, New York, Aug. 15, 2024 (GLOBE NEWSWIRE) – Silexion Therapeutics Ltd. (“Silexion”), a clinical-stage, oncology-focused biotechnology company and Moringa Acquisition Corp (Nasdaq: MACA) (“Moringa”), a publicly-traded special purpose acquisition company, today announced the completion of their previously announced business combination (the “Business Combination”) with Biomotion Sciences (the “combined company”), a recently formed entity. The combined company’s name is changing from Biomotion Sciences to “Silexion Therapeutics Corp”, and its ordinary shares and warrants are expected to begin trading on Nasdaq under the tickers “SLXN” and “SLXNW”, respectively, on August 16, 2024.

“Silexion and Moringa have been working diligently towards the completion of the Business Combination and we are excited to become listed on Nasdaq”, commented Ilan Hadar, Chairman and CEO of Silexion. “The transaction is a significant milestone for us and will provide us with greater financial and strategic flexibility to advance our mission of developing novel siRNA therapies that can revolutionize cancer treatment and provide patients with not only hope, but also improved outcomes.”.

The Business Combination was approved at an extraordinary general meeting of Moringa’s shareholders on August 6, 2024. Following redemptions of 427,297 Class A ordinary shares by Moringa’s public shareholders, 87,722 MACA public shares remained outstanding and were exchanged for ordinary shares of the combined company in connection with the consummation of the Business Combination.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, acted as lead capital markets advisor to Moringa.

Meitar | Law Offices and Greenberg Traurig, LLP served as legal counsel to Moringa. Herzog Fox & Neeman served as legal counsel to Silexion.

About Silexion

Silexion Therapeutics is a pioneering clinical stage, oncology-focused biotechnology company dedicated to the development of innovative treatments for unsatisfactorily treated solid tumor cancers which have the mutated KRAS oncogene, generally considered to be the most common oncogenic gene driver in human cancers. The company conducted a Phase 2a clinical trial in its first-generation product which showed a positive trend in comparison to the control of chemotherapy alone. Silexion is committed to pushing the boundaries of therapeutic advancements in the field of oncology, and further developing its lead product candidate for locally advanced pancreatic cancer.

About Moringa Acquisition Corp

Moringa was a publicly-listed special purpose acquisition company formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization, or similar business combination with one or more businesses or entities.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact contained in this communication, including statements regarding Silexion’s, Moringa’s or the combined company’s business strategy and plans and objectives of management for future operations, are forward-looking statements. These forward-looking statements are generally identified by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Forward-looking statements include, without limitation, the combined company’s expectations concerning the outlook for the business, productivity, plans, and goals for future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets, and expected future financial performance, as well as any information concerning possible or assumed future results of operations of the company.

Forward-looking statements involve a number of risks, uncertainties, and assumptions, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to: (i) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and retain its management and key employees, and the costs related to the Business Combination; (ii) changes in applicable laws or regulations; (iii) the possibility that the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (iv) the evolution of the markets in which the company competes; (v) the ability of the company to implement its strategic initiatives; (vi) the ability of the company to defend its intellectual property; (vii) the ability of the company to satisfy regulatory requirements; (viii) the risk that the company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (ix) the risk that the company cannot continue to meet exchange listing standards; (x) the risk that the company experiences difficulties in managing its growth and expanding operations; and (xi) other risks and uncertainties set forth in the documents filed or to be filed with the SEC by the company, including the proxy statement/prospectus filed with the SEC on July 17, 2024.

The company cautions you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth herein speak only as of the date they are made. The company undertakes no obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs, except as otherwise required by law.

Contacts

Silexion Therapeutics Corp/Biomotion Sciences Contact

Ms. Mirit Horenshtein Hadar, CFO

mirit@silexion.com

Investors

Chuck Padala

LifeSci Advisors

Chuck@lifesciadvisors.com